UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	June 30, 2020

Date of reporting period:	July 1, 2019 — December 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Small Cap Growth Fund

Semiannual report
12 | 31 | 19

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNSAX

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

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Message from the Trustees

February 12, 2020

Dear Fellow Shareholder:

Global financial markets overcame a number of uncertainties in 2019. Both stock and bond markets experienced bouts of volatility, but performance recovered despite macroeconomic headwinds and risks. Stock markets worldwide delivered solid returns for the calendar year, with all three major U.S. equity indexes reaching record highs in December. The year was also beneficial for bond investors, as global fixed-income markets posted strong returns, thanks in part to policy easing from central banks.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches, such as maintaining a well-diversified portfolio, thinking about long-term goals, and speaking regularly with a financial advisor.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/19. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

2 Small Cap Growth Fund

Bill has an M.B.A. from the Booth School of Business University of Chicago and a B.S. in Finance from Miami University. He joined Putnam in 2012 and has been in the investment industry since 1996.

Bill, please describe the markets during the reporting period?

Equity markets continued to rally and reached new highs despite many developments that could have sent investors fleeing. The S&P 500 Index, a broad measure of stocks, advanced 10.92% in the second half of the year. The Russell 2000 Growth Index, which measures the performance of the smallest-cap companies with higher price-to-book ratios and higher forecast growth values, and which is the fund’s benchmark, gained 6.75%.

Markets experienced bouts of volatility because of fears of a global slowdown and concerns over the U.S.–China trade conflict. In the early months of the period, small-cap indices declined in part due to investor concerns over the escalating trade war. The continued fear of a global economic slowdown caused the Federal Reserve [the Fed] to lower rates three times in the back half of the year. This boosted investor sentiment and combined with the impact of positive corporate earnings helped U.S. equities, including small-cap stocks, advance.

In the final months of the period, small-cap and large-cap stocks continued advancing after the Fed had lowered rates three times. By the

Small Cap Growth Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 12/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The unclassified sector includes securities not able to be classified by sector.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Growth Fund

end of October the rate was down to a range of 1.50% to 1.75%. In December, the Fed held rates steady and noted a favorable economic outlook for this year. Fed chair Jerome Powell and his colleagues have indicated comfort with leaving monetary policy on hold through 2020.

How did the fund perform?

The fund returned 5.04% during the six-month period, underperforming its benchmark, the Russell 2000 Growth Index. However, the fund outperformed the average return of 4.56% for funds in its peer group, Lipper Small-Cap Growth Funds. The strong performance during the calendar year’s fourth quarter for the small-cap index was led by the health-care sector, specifically biotechnology. The fund had an underweight to the biotechnology industry, and this was a large contributor to our underperformance.

What were some holdings that contributed to performance during the period?

Palomar Holdings, a U.S. company that provides insurance services, was the fund’s top contributor. Palomar specializes in earthquake insurance and uses newer technology in its underwriting practices compared with many older insurance carriers. Palomar did well in the second half of 2019 after the July earthquake in the Ridgecrest area of California. This raised awareness of Palomar’s offerings and led to increased demand for its products. The quake also showed that the company appeared to be well structured to handle the risks it insured.

Another top performer was Insulet, a Massachusetts-based medical device company. Insulet manufactures and sells the popular Omnipod device for diabetic patients, which allows for more free movement than older generations of insulin delivery. The product continues to resonate with patients and that has led to strong revenue growth throughout 2019. We believe the future remains bright for Insulet. Diabetic patients should continue to see even better treatment options as new products should continue to come to market over the next several years.

China’s Luckin Coffee also contributed to fund performance after its IPO in May 2019. The company sells coffee in China through orders from mobile devices. Luckin has grown at an amazing pace and by year-end boasted more stores in China than Starbucks. The stock performed strongly after investors gained more faith in the company’s abilities to capitalize on China’s enormous opportunity.

What were some holdings that detracted from performance?

The fund’s top detractor for the period was Merit Medical Systems. The stock suffered a major downdraft after reporting disappointing earnings. After a string of acquisitions, Merit appeared to struggle to integrate the companies, and the profit improvement we were anticipating did not come through in the reports. Coupled with a departure of their chief financial officer earlier in the year, our faith in the company’s outlook diminished, and we exited the position.

Another detractor for the period was Wingstop, a chain of restaurants specializing in chicken wings. The stock was down during the period as the market viewed its valuation as too expensive. In September and October, investors started to move away from high-growth stocks in favor of companies with lower price multiples. We remain confident in Wingstop’s ability to grow units at a 10% rate for many years to come due to the incredibly strong economics they can deliver to their franchise owners.

Small Cap Growth Fund 5

As the fund begins a new calendar year, what is your perspective on the small-cap investing environment?

As we enter 2020, we remain optimistic in our outlook for U.S. markets overall and for the small-cap growth space. 2019 was a strong performance year despite trade issues with China and a general slowing of the manufacturing sector in the United States. We are optimistic that the trade tension-related slowdown will ease. President Trump signed an initial trade deal with China on January 15, 2020, bringing some relief to markets and cooling tensions between the world’s two largest economies. The pact is intended to open Chinese markets to more American companies.

We are mindful of the election year volatility that may surface in 2020. A deeply polarized American electorate will head to the polls in November to determine the outcome of the next presidential election. Still, we think the U.S. economy remains on a rather firm foundation as we begin the calendar year. The job market and consumer spending continue to be resilient.

Thank you, Bill, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/31/97)
Before sales charge	11.15%	260.03%	13.67%	69.97%	11.19%	61.20%	17.25%	37.66%	5.04%
After sales charge	10.85	239.33	13.00	60.20	9.88	51.93	14.96	29.75	–1.00
Class B (3/18/02)
Before CDSC	10.84	240.03	13.02	63.70	10.36	57.62	16.38	36.60	4.66
After CDSC	10.84	240.03	13.02	61.70	10.09	54.62	15.63	31.60	–0.34
Class C (3/18/02)
Before CDSC	10.77	234.02	12.82	63.71	10.36	57.61	16.38	36.61	4.65
After CDSC	10.77	234.02	12.82	63.71	10.36	57.61	16.38	35.61	3.65
Class R (12/1/03)
Net asset value	10.87	251.30	13.39	67.86	10.91	59.97	16.95	37.24	4.91
Class R6 (6/29/15)
Net asset value	11.39	271.92	14.04	73.36	11.63	63.23	17.74	38.15	5.25
Class Y (11/3/03)
Net asset value	11.35	269.24	13.95	72.11	11.47	62.43	17.55	37.97	5.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, R and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Small Cap Growth Fund 7

Comparative index returns For periods ended 12/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 2000
Growth Index	6.90%	239.65%	13.01%	56.28%	9.34%	42.35%	12.49%	28.48%	6.75%
Lipper Small-Cap
Growth Funds	8.47	240.00	12.85	62.57	10.07	50.87	14.48	29.08	4.56
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/19, there were 639, 630, 561, 489, 372, and 113 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/19

Distributions		Class A		Class B	Class C	Class R	Class R6	Class Y
Number		1		1	1	1	1	1
Income		—		—	—	—	—	—
Capital gains
Long-term gains		$0.945		$0.945	$0.945	$0.945	$0.945	$0.945
Short-term gains		—		—	—	—	—	—
Total		$0.945		$0.945	$0.945	$0.945	$0.945	$0.945
	Before		After	Net	Net	Net	Net	Net
	sales		sales	asset	asset	asset	asset	asset
Share value	charge		charge	value	value	value	value	value
6/30/19	$47.49		$50.39	$41.46	$41.31	$45.69	$49.53	$49.29
12/31/19	48.90		51.88	42.41	42.25	46.95	51.15	50.86

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Small Cap Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/19*	1.20%	1.95%	1.95%	1.45%	0.79%	0.95%
Annualized expense ratio for the
six-month period ended 12/31/19†	1.23%	1.98%	1.98%	1.48%	0.83%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Includes an increase of 0.09% from annualizing the performance fee adjustment for the six months ended 12/31/19.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/19 to 12/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.34	$10.19	$10.19	$7.62	$4.28	$5.05
Ending value (after expenses)	$1,050.40	$1,046.60	$1,046.50	$1,049.10	$1,052.50	$1,051.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Small Cap Growth Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/19, use the following calculation method. To find the value of your investment on 7/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.24	$10.03	$10.03	$7.51	$4.22	$4.98
Ending value (after expenses)	$1,018.95	$1,015.18	$1,015.18	$1,017.70	$1,020.96	$1,020.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Small Cap Growth Fund

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. You can lose money by investing in the fund.

Small Cap Growth Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

12 Small Cap Growth Fund

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2019, Putnam employees had approximately $482,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Small Cap Growth Fund

The fund’s portfolio 12/31/19 (Unaudited)

COMMON STOCKS (97.1%)*	Shares	Value
Aerospace and defense (4.3%)
HEICO Corp. Class A	116,525	$10,432,483
Mercury Systems, Inc. †	172,307	11,908,137
		22,340,620
Biotechnology (10.3%)
ACADIA Pharmaceuticals, Inc. †	58,600	2,506,908
Acceleron Pharma, Inc. †	85,818	4,550,070
Ascendis Pharma A/S ADR (Denmark) †	43,800	6,093,456
Biohaven Pharmaceutical Holding Co., Ltd. †	60,700	3,304,508
Emergent BioSolutions, Inc. †	131,887	7,115,304
Global Blood Therapeutics, Inc. † S	56,950	4,526,956
Immunomedics, Inc. †	128,400	2,716,944
Insmed, Inc. †	125,800	3,004,104
Ligand Pharmaceuticals, Inc. † S	34,749	3,623,973
Mirati Therapeutics, Inc. †	31,708	4,085,893
PTC Therapeutics, Inc. †	78,100	3,751,143
Veracyte, Inc. † S	95,582	2,668,649
Vericel Corp. †	132,134	2,299,132
Y-mAbs Therapeutics, Inc. †	79,400	2,481,250
		52,728,290
Building products (3.8%)
CSW Industrials, Inc.	98,397	7,576,569
Trex Co., Inc. † S	134,227	12,064,323
		19,640,892
Capital markets (2.7%)
Evercore, Inc. Class A	30,992	2,316,962
Hamilton Lane, Inc. Class A	196,685	11,722,426
		14,039,388
Chemicals (1.6%)
Ingevity Corp. †	91,700	8,012,746
		8,012,746
Commercial services and supplies (3.0%)
Brink’s Co. (The)	109,300	9,911,324
Harsco Corp. †	248,446	5,716,742
		15,628,066
Construction and engineering (0.4%)
NV5 Global, Inc. †	39,000	1,967,550
		1,967,550
Diversified consumer services (2.8%)
Bright Horizons Family Solutions, Inc. †	67,877	10,201,234
Chegg, Inc. † S	107,012	4,056,825
		14,258,059
Electronic equipment, instruments, and components (2.3%)
Novanta, Inc. †	134,805	11,922,154
		11,922,154
Equity real estate investment trusts (REITs) (1.4%)
Terreno Realty Corp.	132,200	7,157,308
		7,157,308

Small Cap Growth Fund 15

COMMON STOCKS (97.1%)* cont.	Shares	Value
Health-care equipment and supplies (9.8%)
Antares Pharma, Inc. †	575,000	$2,702,500
CONMED Corp.	74,580	8,340,281
Haemonetics Corp. †	38,000	4,366,200
Inmode, Ltd. (Israel) † S	74,433	2,917,774
Insulet Corp. †	31,819	5,447,413
Mesa Laboratories, Inc. S	10,589	2,640,897
Novocure, Ltd. (Jersey) †	60,200	5,073,054
Quidel Corp. †	137,439	10,312,048
Tactile Systems Technology, Inc. † S	81,168	5,479,652
Tandem Diabetes Care, Inc. †	47,700	2,843,397
		50,123,216
Health-care providers and services (4.4%)
Amedisys, Inc. †	57,000	9,514,440
HealthEquity, Inc. †	43,076	3,190,639
R1 RCM, Inc. †	403,590	5,238,598
US Physical Therapy, Inc.	38,500	4,402,475
		22,346,152
Health-care technology (1.9%)
Phreesia, Inc. † S	140,619	3,746,090
Tabula Rasa HealthCare, Inc. † S	52,360	2,548,885
Teladoc Health, Inc. † S	42,254	3,537,505
		9,832,480
Hotels, restaurants, and leisure (6.4%)
Churchill Downs, Inc.	57,100	7,834,120
Luckin Coffee, Inc. ADR (China) † S	120,068	4,725,876
Planet Fitness, Inc. Class A † S	162,500	12,135,500
Wingstop, Inc.	95,952	8,273,941
		32,969,437
Household durables (0.6%)
TopBuild Corp. †	28,000	2,886,240
		2,886,240
Insurance (3.1%)
Kinsale Capital Group, Inc.	80,254	8,158,622
Palomar Holdings, Inc. † S	158,936	8,024,679
		16,183,301
IT Services (1.3%)
Evo Payments, Inc. Class A †	262,122	6,922,642
		6,922,642
Life sciences tools and services (3.8%)
Codexis, Inc. †	197,472	3,157,577
Medpace Holdings, Inc. †	102,900	8,649,774
Repligen Corp. †	80,869	7,480,383
		19,287,734
Machinery (3.0%)
Albany International Corp. Class A	103,110	7,828,111
RBC Bearings, Inc. †	49,337	7,812,021
		15,640,132

16 Small Cap Growth Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value
Media (2.7%)
Cable One, Inc.	9,469	$14,094,322
		14,094,322
Miscellaneous (0.6%)
EverArc Holdings, Ltd. (British Virgin Islands) †	234,294	3,162,969
		3,162,969
Pharmaceuticals (1.0%)
Horizon Therapeutics PLC †	141,700	5,129,540
		5,129,540
Real estate management and development (1.6%)
Colliers International Group, Inc. (Canada)	104,100	8,104,817
		8,104,817
Road and rail (1.2%)
Saia, Inc. †	68,561	6,384,400
		6,384,400
Semiconductors and semiconductor equipment (3.8%)
Brooks Automation, Inc.	99,476	4,174,013
Cabot Microelectronics Corp.	23,300	3,362,656
Entegris, Inc.	168,186	8,424,437
Nova Measuring Instruments, Ltd. (Israel) †	95,470	3,611,630
		19,572,736
Software (13.8%)
Everbridge, Inc. † S	127,500	9,955,200
Five9, Inc. †	63,700	4,177,446
j2 Global, Inc. S	96,153	9,010,498
LivePerson, Inc. † S	131,800	4,876,600
Mimecast, Ltd. †	55,911	2,425,419
Paylocity Holding Corp. †	79,663	9,624,884
Ping Identity Holding Corp. † S	184,500	4,483,350
PROS Holdings, Inc. †	93,160	5,582,147
Q2 Holdings, Inc. † S	33,803	2,740,747
QAD, Inc. Class A	76,101	3,875,824
SPS Commerce, Inc. †	100,500	5,569,710
Verra Mobility Corp. † S	622,562	8,709,642
		71,031,467
Specialty retail (4.1%)
Boot Barn Holdings, Inc. †	115,328	5,135,556
Five Below, Inc. †	123,393	15,777,029
		20,912,585
Trading companies and distributors (1.4%)
SiteOne Landscape Supply, Inc. † S	79,994	7,251,456
		7,251,456
Total common stocks (cost $396,533,091)		$499,530,699

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
EverArc Holdings, Ltd. (British Virgin Islands)	12/1/22	$12.00	237,140	$2,371
Total warrants (cost $2,371)				$2,371

Small Cap Growth Fund 17

SHORT-TERM INVESTMENTS (18.3%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 1.81% [d]	76,600,290	$76,600,290
Putnam Short Term Investment Fund 1.72% L	17,618,065	17,618,065
Total short-term investments (cost $94,218,355)		$94,218,355

TOTAL INVESTMENTS
Total investments (cost $490,753,817)		$593,751,425

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2019 through December 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $514,221,084.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$14,094,322	$—	$—
Consumer discretionary	71,026,321	—	—
Financials	30,222,689	—	—
Health care	159,447,412	—	—
Industrials	88,853,116	—	—
Information technology	109,448,999	—	—
Materials	8,012,746	—	—
Miscellaneous	3,162,969	—	—
Real estate	15,262,125	—	—
Total common stocks	499,530,699	—	—

Warrants	—	2,371	—
Short-term investments	17,618,065	76,600,290	—
Totals by level	$517,148,764	$76,602,661	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

18 Small Cap Growth Fund

Statement of assets and liabilities 12/31/19 (Unaudited)

ASSETS
Investment in securities, at value, including $75,055,734 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $396,535,462)	$499,533,070
Affiliated issuers (identified cost $94,218,355) (Notes 1 and 5)	94,218,355
Dividends, interest and other receivables	326,396
Receivable for shares of the fund sold	566,177
Receivable for investments sold	3,103,050
Prepaid assets	57,375
Total assets	597,804,423

LIABILITIES
Payable for investments purchased	5,093,025
Payable for shares of the fund repurchased	858,739
Payable for compensation of Manager (Note 2)	301,813
Payable for custodian fees (Note 2)	23,217
Payable for investor servicing fees (Note 2)	160,655
Payable for Trustee compensation and expenses (Note 2)	190,414
Payable for administrative services (Note 2)	4,896
Payable for distribution fees (Note 2)	271,998
Collateral on securities loaned, at value (Note 1)	76,600,290
Other accrued expenses	78,292
Total liabilities	83,583,339

Net assets	$514,221,084

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$408,442,371
Total distributable earnings (Note 1)	105,778,713
Total — Representing net assets applicable to capital shares outstanding	$514,221,084

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($396,358,938 divided by 8,104,865 shares)	$48.90
Offering price per class A share (100/94.25 of $48.90)*	$51.88
Net asset value and offering price per class B share ($6,128,432 divided by 144,502 shares)**	$42.41
Net asset value and offering price per class C share ($14,589,638 divided by 345,321 shares)**	$42.25
Net asset value, offering price and redemption price per class R share
($12,445,191 divided by 265,051 shares)	$46.95
Net asset value, offering price and redemption price per class R6 share
($20,095,496 divided by 392,845 shares)	$51.15
Net asset value, offering price and redemption price per class Y share
($64,603,389 divided by 1,270,126 shares)	$50.86

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 19

Statement of operations Six months ended 12/31/19 (Unaudited)

INVESTMENT INCOME
Dividends	$393,117
Interest (including interest income of $94,950 from investments in affiliated issuers) (Note 5)	94,950
Securities lending (net of expenses) (Notes 1 and 5)	318,952
Total investment income	807,019

EXPENSES
Compensation of Manager (Note 2)	1,769,567
Investor servicing fees (Note 2)	479,303
Custodian fees (Note 2)	9,145
Trustee compensation and expenses (Note 2)	5,113
Distribution fees (Note 2)	626,347
Administrative services (Note 2)	8,000
Other	148,032
Total expenses	3,045,507
Expense reduction (Note 2)	(12,569)
Net expenses	3,032,938

Net investment loss	(2,225,919)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	20,836,640
Foreign currency transactions (Note 1)	(215)
Total net realized gain	20,836,425
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	5,729,055
Assets and liabilities in foreign currencies	283
Total change in net unrealized appreciation	5,729,338

Net gain on investments	26,565,763

Net increase in net assets resulting from operations	$24,339,844

The accompanying notes are an integral part of these financial statements.

20 Small Cap Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/19*	Year ended 6/30/19
Operations
Net investment loss	$(2,225,919)	$(3,119,831)
Net realized gain (loss) on investments
and foreign currency transactions	20,836,425	(2,653,848)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	5,729,338	38,812,278
Net increase in net assets resulting from operations	24,339,844	33,038,599
Distributions to shareholders (Note 1):
From net realized long-term gain on investments
Class A	(7,533,169)	(2,234,981)
Class B	(136,762)	(48,408)
Class C	(315,008)	(128,038)
Class M	—	(25,055)
Class R	(247,251)	(101,640)
Class R6	(378,380)	(173,741)
Class Y	(1,133,374)	(351,888)
From return of capital
Class A	—	(936)
Class B	—	(20)
Class C	—	(54)
Class M	—	(10)
Class R	—	(43)
Class R6	—	(73)
Class Y	—	(147)
Increase from capital share transactions (Notes 4 and 8)	1,601,055	276,883,257
Total increase in net assets	16,196,955	306,856,822

NET ASSETS
Beginning of period	498,024,129	191,167,307
End of period	$514,221,084	$498,024,129

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
December 31, 2019**	$47.49	(.22)	2.58	2.36	—	(.95)	—	(.95)	$48.90	5.04*	$396,359	.62*	(.45)*	30*
June 30, 2019	42.91	(.32)	5.58	5.26	—	(.68)	—[g]	(.68)	47.49	12.35	384,781	1.21[d]	(.75)	37
June 30, 2018	33.97	(.25) [e]	9.19	8.94	—	—	—	—	42.91	26.32	141,801	1.25[d,f]	(.66)[e,f]	68
June 30, 2017	27.38	(.11)	6.70	6.59	—[g]	—	—	—[g]	33.97	24.07	112,740	1.21	(.37)	127
June 30, 2016	32.34	.07[h]	(5.03)	(4.96)	—	—	—	—	27.38	(15.34)	104,743	1.22[i]	.26[h,i]	66
June 30, 2015	29.13	(.09)	3.30	3.21	—	—	—	—	32.34	11.02	130,125	1.21	(.31)	91
Class B
December 31, 2019**	$41.46	(.34)	2.24	1.90	—	(.95)	—	(.95)	$42.41	4.66*	$6,128	1.00*	(.83)*	30*
June 30, 2019	37.82	(.55)	4.87	4.32	—	(.68)	—[g]	(.68)	41.46	11.51	6,461	1.96[d]	(1.47)	37
June 30, 2018	30.17	(.47) [e]	8.12	7.65	—	—	—	—	37.82	25.36	2,732	2.00[d,f]	(1.41)[e,f]	68
June 30, 2017	24.50	(.31)	5.98	5.67	—	—	—	—	30.17	23.14	2,568	1.96	(1.12)	127
June 30, 2016	29.16	(.11) [h]	(4.55)	(4.66)	—	—	—	—	24.50	(15.98)	2,012	1.97[i]	(.45)[h,i]	66
June 30, 2015	26.46	(.29)	2.99	2.70	—	—	—	—	29.16	10.20	1,911	1.96	(1.06)	91
Class C
December 31, 2019**	$41.31	(.34)	2.23	1.89	—	(.95)	—	(.95)	$42.25	4.65*	$14,590	1.00*	(.83)*	30*
June 30, 2019	37.68	(.55)	4.86	4.31	—	(.68)	—[g]	(.68)	41.31	11.53	13,862	1.96[d]	(1.47)	37
June 30, 2018	30.06	(.46) [e]	8.08	7.62	—	—	—	—	37.68	25.35	6,612	2.00[d,f]	(1.41)[e,f]	68
June 30, 2017	24.41	(.31)	5.96	5.65	—	—	—	—	30.06	23.15	9,900	1.96	(1.12)	127
June 30, 2016	29.05	(.13) [h]	(4.51)	(4.64)	—	—	—	—	24.41	(15.97)	8,520	1.97[i]	(.52)[h,i]	66
June 30, 2015	26.36	(.28)	2.97	2.69	—	—	—	—	29.05	10.20	10,291	1.96	(1.06)	91
Class R
December 31, 2019**	$45.69	(.27)	2.48	2.21	—	(.95)	—	(.95)	$46.95	4.91*	$12,445	.74*	(.58)*	30*
June 30, 2019	41.41	(.41)	5.37	4.96	—	(.68)	—[g]	(.68)	45.69	12.07	13,020	1.46[d]	(.99)	37
June 30, 2018	32.86	(.33) [e]	8.88	8.55	—	—	—	—	41.41	26.02	9,034	1.50[d,f]	(.91)[e,f]	68
June 30, 2017	26.55	(.19)	6.50	6.31	—	—	—	—	32.86	23.77	7,920	1.46	(.62)	127
June 30, 2016	31.44	(.01) [h]	(4.88)	(4.89)	—	—	—	—	26.55	(15.55)	7,446	1.47[i]	(.02)[h,i]	66
June 30, 2015	28.40	(.16)	3.20	3.04	—	—	—	—	31.44	10.70	10,710	1.46	(.55)	91
Class R6
December 31, 2019**	$49.53	(.12)	2.69	2.57	—	(.95)	—	(.95)	$51.15	5.25*	$20,095	.42*	(.25)*	30*
June 30, 2019	44.55	(.15)	5.81	5.66	—	(.68)	—[g]	(.68)	49.53	12.80	20,695	.80[d]	(.35)	37
June 30, 2018	35.11	(.09) [e]	9.53	9.44	—	—	—	—	44.55	26.89	11,041	.82[d,f]	(.22)[e,f]	68
June 30, 2017	28.29	.02	6.93	6.95	(.13)	—	—	(.13)	35.11	24.61	8,719.77		.07	127
June 30, 2016	33.28	.24[h,j]	(5.23)	(4.99)	—	—	—	—	28.29	(14.99)	6,781	.81[i]	.82[h,i,j]	66
June 30, 2015 †	32.96	(.01)	.33	.32	—	—	—	—	33.28	.97*	10	— *k	— *k	91

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22 Small Cap Growth Fund	Small Cap Growth Fund 23

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
December 31, 2019**	$49.29	(.16)	2.68	2.52	—	(.95)	—	(.95)	$50.86	5.18*	$64,603	.49*	(.33)*	30*
June 30, 2019	44.40	(.23)	5.80	5.57	—	(.68)	—[g]	(.68)	49.29	12.64	54,084	.96[d]	(.52)	37
June 30, 2018	35.06	(.16)[e]	9.50	9.34	—	—	—	—	44.40	26.64	18,560	1.00[d,f]	(.39)[e,f]	68
June 30, 2017	28.25	(.04)	6.93	6.89	(.08)	—	—	(.08)	35.06	24.39	10,144.96		(.12)	127
June 30, 2016	33.29	.13[h,j]	(5.17)	(5.04)	—	—	—	—	28.25	(15.14)	8,359	.97[i]	.44[h,i,j]	66
June 30, 2015	29.91	(.02)	3.40	3.38	—	—	—	—	33.29	11.30	17,112.96		(.06)	91

* Not annualized.

** Unaudited.

† For the period June 29, 2015 (commencement of operations) to June 30, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs which amounted to the following amounts as a percentage of average net assets (Note 8):

Percentage of average net assets
6/30/19	0.01%
6/30/18	0.05

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.06	0.16%
Class B	0.05	0.16
Class C	0.05	0.16
Class R	0.06	0.16
Class R6	0.07	0.17
Class Y	0.07	0.17

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.05% as a percentage of average net assets (Note 2).

g Amount represents less than $0.01 per share.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.10	0.37%
Class B	0.10	0.38
Class C	0.09	0.35
Class R	0.10	0.35
Class R6	0.12	0.43
Class Y	0.10	0.34

i Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

j The net investment income ratio and per share amount shown for the period ending may not correspond with expected class specific differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

k Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

24 Small Cap Growth Fund	Small Cap Growth Fund 25

Notes to financial statements 12/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2019 through December 31, 2019.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2019, the index was composed of companies having market capitalizations of between approximately $27.3 million and $8.9 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

26 Small Cap Growth Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

Small Cap Growth Fund 27

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $76,600,290 and the value of securities loaned amounted to $75,055,734.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

28 Small Cap Growth Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At June 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$4,306,824	$—	$4,306,824

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,980,011 to its fiscal year ending June 30, 2020, a portion of which could be subject to limitations imposed by the Code, of late year ordinary losses ((i) ordinary losses recognized between January 1, 2019 and June 30, 2019, and (ii) specified ordinary and currency losses recognized between November 1, 2018 and June 30, 2019).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $490,552,439, resulting in gross unrealized appreciation and depreciation of $114,958,482 and $11,759,496, respectively, or net unrealized appreciation of $103,198,986.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance

Small Cap Growth Fund 29

adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.358% of the fund’s average net assets, which included an effective base fee of 0.311% and an increase of 0.047% ($232,983) based on performance.

Putnam Management has contractually agreed, through October 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$381,204	Class R	12,393
Class B	6,204	Class R6	5,056
Class C	13,531	Class Y	56,818
Class M	4,097	Total	$479,303

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

30 Small Cap Growth Fund

expenses were reduced by $2,423 under the expense offset arrangements and by $10,146 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $327, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$480,154
Class B	1.00%	1.00%	31,282
Class C	1.00%	1.00%	68,245
Class M*	1.00%	0.75%	15,418
Class R	1.00%	0.50%	31,248
Total			$626,347

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $26,622 and $512 from the sale of class A and class M shares, respectively, and received $761 and $128 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $43 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$144,421,237	$157,514,402
U.S. government securities (Long-term)	—	—
Total	$144,421,237	$157,514,402

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and

Small Cap Growth Fund 31

policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	600,915	$28,863,280	912,624	$39,188,865
Shares issued in connection with
reinvestment of distributions	152,303	7,327,286	48,409	2,175,488
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	—	—	5,227,319	237,312,959
	753,218	36,190,566	6,188,352	278,677,312
Shares repurchased	(750,731)	(35,593,220)	(1,390,796)	(58,343,460)
Net increase	2,487	$597,346	4,797,556	$220,333,852

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	1,992	$82,926	7,945	$290,731
Shares issued in connection with
reinvestment of distributions	3,256	135,952	1,179	46,560
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	—	—	140,572	5,607,562
	5,248	218,878	149,696	5,944,853
Shares repurchased	(16,574)	(691,184)	(66,102)	(2,589,531)
Net increase (decrease)	(11,326)	$(472,306)	83,594	$3,355,322

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	51,917	$2,165,284	67,810	$2,536,823
Shares issued in connection with
reinvestment of distributions	7,430	309,023	2,994	117,825
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	—	—	232,395	9,235,412
	59,347	2,474,307	303,199	11,890,060
Shares repurchased	(49,597)	(2,065,657)	(143,094)	(5,223,387)
Net increase	9,750	$408,650	160,105	$6,666,673

32 Small Cap Growth Fund

	SIX MONTHS ENDED 12/31/19*		YEAR ENDED 6/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	6,568	$284,062	18,023	$678,643
Shares issued in connection with
reinvestment of distributions	—	—	593	24,473
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	—	—	85,720	3,572,433
	6,568	284,062	104,336	4,275,549
Shares repurchased	(124,517)	(5,612,151)	(21,523)	(833,114)
Net increase (decrease)	(117,949)	$(5,328,089)	82,813	$3,442,435

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	34,315	$1,566,561	62,258	$2,550,276
Shares issued in connection with
reinvestment of distributions	5,074	234,430	2,126	92,120
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	—	—	176,890	7,742,898
	39,389	1,800,991	241,274	10,385,294
Shares repurchased	(59,275)	(2,731,853)	(174,483)	(7,210,344)
Net increase (decrease)	(19,886)	$(930,862)	66,791	$3,174,950

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	56,939	$2,821,404	162,708	$7,345,628
Shares issued in connection with
reinvestment of distributions	7,517	378,180	3,720	173,814
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	—	—	190,638	8,996,174
	64,456	3,199,584	357,066	16,515,616
Shares repurchased	(89,406)	(4,454,924)	(187,110)	(8,570,284)
Net increase (decrease)	(24,950)	$(1,255,340)	169,956	$7,945,332

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	395,544	$19,594,595	706,983	$31,475,855
Shares issued in connection with
reinvestment of distributions	22,025	1,101,890	7,239	336,973
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	—	—	569,215	26,765,175
	417,569	20,696,485	1,283,437	58,578,003
Shares repurchased	(244,714)	(12,114,829)	(604,181)	(26,613,310)
Net increase	172,855	$8,581,656	679,256	$31,964,693

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Small Cap Growth Fund 33

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/19	cost	proceeds	income	of 12/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$76,484,563	$123,178,117	$123,062,390	$863,220	$76,600,290
Putnam Short Term
Investment Fund**	10,234,937	80,491,679	73,108,551	94,950	17,618,065
Total Short-term
investments	$86,719,500	$203,669,796	$196,170,941	$958,170	$94,218,355

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$2,371	Payables	$—
Total		$2,371		$—

There were no realized or unrealized gains or losses on derivative instruments for the reporting period.

34 Small Cap Growth Fund

Note 8: Acquisition of Putnam Capital Opportunities Fund

On August 27, 2018, the fund issued 5,227,319, 140,572, 232,395, 85,720, 176,890, 190,638 and 569,215 class A, class B, class C, class M, class R, class R6 and class Y shares, respectively, for 19,699,313, 598,044, 962,367, 344,553, 671,965, 707,368 and 2,118,098 class A, class B, class C, class M, class R, class R6 and class Y shares of Putnam Capital Opportunities Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Capital Opportunities Fund, with a fair value of $141,572,120 and an identified cost of $129,022,988 at August 24, 2018, and the receivable for investments as a result of the realignment of the Putnam Capital Opportunities Fund portfolio prior to the merger, were the principal assets acquired by the fund. The net assets of the fund and Putnam Capital Opportunities Fund on August 24, 2018, were $207,091,505 and $299,232,613, respectively. On August 24, 2018, Putnam Capital Opportunities Fund had accumulated net investment loss of $98,941, accumulated net realized loss of $13,823,695 and unrealized appreciation of $13,750,869. The aggregate net assets of the fund immediately following the acquisition were $506,324,118.

Information presented in the Statement of changes in net assets for the period ended June 30, 2019 reflect only the operations of Putnam Small Cap Growth Fund.

Assuming the acquisition had been completed on July 1, 2018, the fund’s pro forma results of operations for the prior fiscal year would have been as follows:

Net investment loss	$(3,127,113)
Net gain on investments	$43,438,762
Net increase in net assets resulting from operations	$40,311,649

Small Cap Growth Fund 35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36 Small Cap Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
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SA076 319777 2/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2020